Filed Pursuant to Rule 497(e)
                                                     1933 Act File No. 033-21718
                                                     1940 Act File No. 811-05549




STATEMENT OF ADDITIONAL INFORMATION                             January 31, 2008
for the REYNOLDS BLUE CHIP GROWTH FUND
a portfolio of REYNOLDS FUNDS, INC.



                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Reynolds Blue Chip Growth Fund dated January 31, 2008. Requests for copies of the Prospectus should be made in writing to Reynolds Blue Chip Growth Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or by calling 1-800-773-9665.

                  The following audited financial statements are incorporated by reference to the Annual Report, dated September 30, 2007 of Reynolds Funds, Inc. (File No. 811-05549) as filed with the Securities and Exchange Commission on Form N-CSR on December 7, 2007:

         Statements of Net Assets
         Statement of Operations
         Statements of Changes in Net Assets
         Financial Highlights
         Notes to Financial Statements
         Report of Independent Registered Public Accounting Firm


                  The Annual Report is available without charge, upon request. To request the report, call 1-800-773-9665.


                         REYNOLDS BLUE CHIP GROWTH FUND
                       c/o U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                         REYNOLDS BLUE CHIP GROWTH FUND


                                Table of Contents

                                                                        Page No.

FUND HISTORY AND CLASSIFICATION..............................................1

INVESTMENT RESTRICTIONS......................................................1


INVESTMENT CONSIDERATIONS....................................................3

DIRECTORS AND OFFICERS OF THE COMPANY.......................................12

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS..........................16

INVESTMENT ADVISER, PORTFOLIO MANAGER AND ADMINISTRATOR.....................16

DETERMINATION OF NET ASSET VALUE............................................20

DISTRIBUTION OF SHARES......................................................21

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES...........................22

SYSTEMATIC WITHDRAWAL PLAN..................................................22

REDEMPTION OF SHARES........................................................23

ALLOCATION OF PORTFOLIO BROKERAGE...........................................23

CUSTODIAN...................................................................24

TAXES.......................................................................25

CAPITAL STRUCTURE...........................................................26

SHAREHOLDER MEETINGS........................................................26

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................27

DESCRIPTION OF SECURITIES RATINGS...........................................28



                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2008 and, if given or made, such information or representations may not be relied upon as having been authorized by Reynolds Blue Chip Growth Fund


                  The Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION


                  Reynolds Funds, Inc. (the "Company") is an open-end management investment company consisting of one diversified portfolio, Reynolds Blue Chip Growth Fund (the "Fund"). The Company is registered under the Investment Company Act of 1940 (the "Act"). The Company was incorporated as a Maryland corporation on April 28, 1988.


                             INVESTMENT RESTRICTIONS


                  The Fund has adopted the following investment restrictions which are matters of fundamental policy. The Fund's fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholder's meeting at which the holders of more than 50% of such shares are present or represented; or
(ii) more than 50% of the outstanding shares of the Fund.

                  1. The Fund will not concentrate 25% or more of its total assets in any one industry. This restriction does not apply to obligations issued and guaranteed by the United States Government or its agencies.

                  2. The Fund will diversify its assets in different issuers and will not invest more than 5% of its assets in any one issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies.

                  3. The Fund will not make investments for the purpose of exercising control or management of any company. As a result, the Fund will not invest in securities of any single issuer if, as a result of such investment, the Fund would own more than 10% of the outstanding voting securities of such issuer.

                  4. The Fund will not borrow money, except for temporary bank borrowings (not in excess of 20% of the value of the Fund's net assets taken at acquisition cost or market value, whichever is lower) for extraordinary or emergency purposes, and the Fund will not pledge any of its assets except to secure borrowings and only to an extent not greater than 10% of the value of the Fund's net assets taken at acquisition cost or market value, whichever is lower. The Fund will not purchase securities while it has any outstanding borrowings.

                  5. The Fund will not lend money (except by purchasing publicly-distributed debt securities or entering into repurchase agreements, provided that repurchase agreements will not exceed 5% of the Fund's net assets and repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the net assets of the Fund). The Fund will only invest in repurchase agreements which are fully collateralized and will monitor, on a continuous basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price. In addition, the Fund's officers under the supervision of the Board of Directors will monitor, on a continuous basis, the creditworthiness of the issuing broker, dealer or bank.

                  6. The Fund will not purchase securities on margin, purchase warrants, participate in a joint-trading account, sell securities short, or write or purchase put or call options; provided, however, that the Fund's purchase of stock index options may account for up to 5% of the Fund's assets, and the Fund may enter into closing transactions.

                  7. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

                  8. The Fund will not purchase any interest in any oil, gas or any other mineral exploration or development program.

                  9. The Fund will not purchase or sell real estate or real estate mortgage loans.

                  10. The Fund will not purchase or sell commodities or commodities contracts, including futures contracts.

                  The Fund has adopted several other investment restrictions which are not fundamental policies and which may be changed by the Fund's Board of Directors without shareholder approval. These additional restrictions are as follows:

                  1. The Fund will not invest more than 5% of the Fund's total assets in securities of issuers which have a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

                  2. The Fund will not purchase securities of foreign issuers on foreign markets; however, the Fund may invest not more than 25% of its total assets in securities of foreign issuers in the form of American Depository Receipts ("ADRs").

                  3. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission, and where no more than 10% of the value of the Fund's total assets would be invested in such securities and no more than 5% of the Fund's net assets would be invested in shares of any one registered investment company.

                  4. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of the Fund's investment adviser.

                  5. The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Fund or directors, officers or other affiliated persons of the Fund's investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

                  The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made, except for those percentage restrictions relating to investments in illiquid securities and bank borrowings. If these restrictions (except for those percentage restrictions relating to investments in illiquid securities and bank borrowings) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors of the Fund will be communicated to shareholders of the Fund prior to their implementation.


                            INVESTMENT CONSIDERATIONS


                  The prospectus for the Fund describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.


Concentration


                  As set forth above under the caption "INVESTMENT RESTRICTIONS," the Fund (subject to certain exceptions) may not concentrate 25% or more of its total assets in any one industry. The Fund will use the industry classifications of The Value Line Investment Survey ("Value Line") for purposes of determining whether the Fund has concentrated its investments in a particular industry.


Money Market Instruments


                  The Fund may invest in cash and money market securities. The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which it invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

                  The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (NRSRO). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

                  The Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, the Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event the Fund may experience delays, increased costs and a possible loss.

Investment Grade Investments


                  The Fund may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate possible capital gains at those times when the Fund's investment adviser, Reynolds Capital Management (Frederick L. Reynolds, sole proprietor) (the "Adviser"), believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Fund will limit its investments in non-convertible bonds and debentures to those which have been assigned one of the two highest ratings of either Standard & Poor's Corporation (AAA and AA) or Moody's Investors Service, Inc. (Aaa and Aa). In the event a non-convertible bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's or Baa by Moody's). If a bond or debenture is downgraded below investment grade, the Fund will promptly dispose of such bond or debenture, unless the Adviser believes it disadvantageous to the Fund to do so.


Convertible Securities


                  The Fund may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). The Adviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. The Fund may invest up to 5% of its net assets in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as "junk bonds."


                  Investments in convertible securities rated less than investment grade ("high yield convertible securities") are subject to a number of risk factors. The market for high yield convertible securities is subject to substantial volatility. Issuers of high yield convertible securities may be of low creditworthiness and high yield convertible securities are likely to be subordinated to the claims of senior lenders. The secondary market for high yield convertible debt securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund to value accurately such securities or dispose of them.

Government Obligations


                  The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.


                  Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal

National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Zero Coupon Treasury Securities


                  The Fund may invest in zero coupon treasury securities which consist of Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the Federal Reserve Bank. A zero coupon treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently. In addition to zero coupon treasury securities, the Fund may invest in zero coupon bonds issued directly by federal agencies and instrumentalities. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond. Finally, the Fund may invest in U.S. Government Obligations that have been stripped of their unmatured interest coupons by dealers. Dealers deposit such stripped U.S. Government Obligations with custodians for safekeeping and then separately sell the principal and interest payments generated by the security.


Mortgage-Backed Securities


                  The Fund may purchase residential and commercial mortgage-backed securities that are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.


                  There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Put and Call Options


                  The Fund may purchase stock index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).


                  The feature of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

                  Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange, Pacific Stock Exchange and the Philadelphia Stock Exchange.


                  Put options may be purchased by the Fund in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Fund's portfolio securities. Call options may be purchased by the Fund in order to participate in an anticipated increase in stock market prices. The Fund will sell put and call options only to close out positions in put and call options, as the case may be, which the Fund has purchased.


                  To terminate its obligations on a call which it has written, the Fund may purchase a call in a "closing purchase transaction." (As discussed above, the Fund may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

                  Generally writing calls is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying security in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.


                  The ability of the Fund effectively to hedge all or a portion of the securities in its portfolio in anticipation of or during a market decline through transactions in put options on stock indexes depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund's portfolio securities. Inasmuch as the portfolio securities of the Fund will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund's put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's portfolio securities which could result in a loss on both the portfolio securities and the options on stock indexes acquired by the Fund.

                  Options prices can also diverge from the prices of the underlying investment, even if the underlying investment matches the Fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying investment, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Successful use of these techniques requires skills different from those needed to select portfolio securities.

                  There is no assurance a liquid secondary market will exist for any particular option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying investment's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options positions could also be impaired.


American Depository Receipts


                  The Fund may invest in American Depository Receipts ("ADRs"). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

                  The Fund may invest in ADRs which are "sponsored" or "unsponsored". While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by, or consent of, the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder meeting notices and other communications.


Exchange-Traded Funds


                  The Fund may purchase shares of exchange-traded funds ("ETFs"). All ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Typically, the Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Fund. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the Fund will indirectly bear their proportionate share of these costs. Generally, the Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which they typically invest. If greater liquidity is desired, then the Fund may purchase shares of ETFs designed to track the price performance and dividend yield of the Standard & Poor's 500(C) Index and the Standard & Poor's 400 Midcap Index.

                  The Fund's investment in ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Fund's total assets with respect to any one ETF and (c) 10% of the Fund's total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Fund and all affiliated persons of the Fund; and (b) the Fund has not offered or sold, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1/2% percent. In any event, the Fund will not invest more than 15% of its total assets in ETFs.


Holding Company Depository Receipts


                  The Fund may invest in holding company depositary receipts ("HOLDRs"). HOLDRs are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns a set number of stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Illiquid Securities


                  The Fund may invest up to 10% of its net assets in securities for which there is no readily available market ("illiquid securities"). Because an active market may not exist for illiquid securities, the Fund may experience delays and additional costs when trying to sell illiquid securities. The applicable percentage limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell the securities at unfavorable prices. The Board of Directors of the Fund will delegate to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. The Adviser will consider such factors as (i) the nature of the market for a security, (including the institutional private resale markets);
(ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors in determining the liquidity of a security.

                  Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities, if considered to be illiquid, will be priced at fair value as determined in good faith by the Board of Directors.


Portfolio Turnover


                  The Fund does not trade actively for short-term profits. However, if the objective of the Fund would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in the Fund 's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly higher transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

                  The portfolio turnover rate of the Fund increased from 167.6% in 2005 to 280.9% in 2006 and 313.0% in 2007. The rise in the portfolio turnover rate of the Fund was primarily due to the Fund: (1) taking a temporary defensive position; and (2) strategically repositioning its portfolio.


Disclosure of Portfolio Holdings


                  The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interest of the shareholders of the Fund. The Fund may not receive any compensation for providing this information. The Fund's Chief Compliance Officer reports periodically to the Board of Directors with respect to compliance with the Fund's portfolio holdings disclosure procedures.

                  Fund Service Providers. The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund's portfolio holdings. As a result, such third party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Fund's Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third party service providers include the Fund's administrator, independent registered public accountants, legal counsel, transfer agent and custodian. The Fund may also provide non-public portfolio holdings information to the Fund's financial printer in connection with the preparation, distribution and filing of the Fund's financial reports and public filings.

                  Rating and Ranking Organizations. The Fund's Board of Directors has determined that the Fund may provide its portfolio holdings to the rating and ranking organizations listed below. The Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 days olds.

         Morningstar, Inc.
         Lipper, Inc.
         Bloomberg L.P.
         Thomson Financial Research
         Vickers Stock Research

                  The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Fund's shareholders to provide them with non-public portfolio holdings information. This information is not provided on the condition that it be kept confidential or that such organizations not trade on such information. However, the officers of the Fund receive reports on a regular basis as to purchases and redemptions of shares of the Fund and review these reports to determine if there is any unusual trading in shares of the Fund. The officers of the Fund will report to the Board of Directors any such unusual trading in shares of the Fund. The Fund may not pay these organizations.

                  Website Disclosure. The Fund publishes its top ten positions at the end of each calendar quarter on its website (www.reynoldsfunds.com). This information is updated approximately 15 to 30 business days following the end of each quarter. It is available to anyone that visits the website.


                      DIRECTORS AND OFFICERS OF THE COMPANY

                  As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors.

Directors' and Officers' Information


                  Certain important information regarding each of the officers and directors of the Company (including their principal occupations for at least the last five years) is set forth below.




                                                                                           Number of
                                                                                         Portfolios in       Other
                            Position(s)    Term of Office                                 Fund Complex   Directorships
         Name,               Held with      and Length of       Principal Occupation(s)   Overseen by       Held by
    Address and Age         the Company        Service          During Past 5 Years         Director        Director
    ---------------         -----------        -------          -------------------         --------        --------

                              Interested Director*

Frederick L. Reynolds   Director           Director since   Mr. Reynolds is the sole           1         None
2580 Kekaa Drive #115,                     1988             proprietor of the Adviser,
Lahaina, Hawaii 96761                                       which business commenced
Age 65                                     Indefinite term  in 1985.

                                           President and
                        President and      Treasurer
                        Treasurer          since 1988

                                           One-year term


* An "interested" director is a director who is deemed to be an "interested person" (as defined in the Act) of the Company. Mr. Reynolds is an interested director because of his ownership in the Adviser and because he is an officer of the Company.


                                                                                           Number of
                                                                                         Portfolios in       Other
                            Position(s)    Term of Office                                 Fund Complex   Directorships
         Name,               Held with      and Length of       Principal Occupation(s)   Overseen by       Held by
    Address and Age         the Company        Service          During Past 5 Years         Director        Director
    ---------------         -----------        -------          -------------------         --------        --------

                             Independent Directors**

Dennis N. Moser           Director         Since January    Mr. Moser is a partner in          1         None
77 Stockbridge,                            2002             Glenbrook Partner, LLC, a
Atherton, CA  94027                                         payments consulting firm.
Age 65                                     Indefinite term  From 2001 to 2003 he was
                                                            an independent consultant,
                                                            and from 2000 to 2001 he
                                                            was the Chief Information
                                                            Officer of Schoolpop,
                                                            Inc., a fund raising firm.

Robert E. Stauder         Director         Since 1988       Mr. Stauder is retired.            1         None
5 Marsh Drive, Mill                                         He was a principal of
Valley, CA  94941                          Indefinite term  Robinson Mills + Williams,
Age 77                                                      an architectural and
                                                            interior design firm, from
                                                            1991 until 1996.



** "Independent" directors are directors who are not deemed to be "interested persons" (as defined in the Act) of the Company.




                       Officers (other than Mr. Reynolds)



                            Position(s)
         Name,               Held with     Term of Office and Length
    Address and Age         the Company            of Service           Principal Occupation(s) During Past 5 Years
    ---------------         -----------            ----------           -------------------------------------------

N. Lynn Bowley            Chief            Since 2007                   Mr. Bowley has been a Compliance Officer for
Fund Compliance           Compliance                                    Fund Compliance Services, LLC since 2007.
Services, LLC             Officer          At the discretion of the     From 2002 to 2006 he was Vice-President of
4020 South 147th St.                       Board of Directors           Investment Support Services for Mutual of
Omaha, NE 68137                                                         Omaha Companies.
Age 49

Equity Ownership of Directors


                  The following table sets forth the dollar range of equity securities beneficially owned by each director in the Fund as of December 31, 2007, which is also the valuation date:




                                                                                   Aggregate Dollar Range of Equity
                                                                               Securities in All Registered Investment
                                              Dollar Range of                 Companies Overseen by Director in Family
Name of Director                       Equity Securities in the Fund                   of Investment Companies
----------------                       -----------------------------                   -----------------------

                                            Interested Director

Frederick L. Reynolds                          Over $100,000                                Over $100,000

                                           Independent Directors

Dennis N. Moser                                     None                                         None

Robert E. Stauder                                   None                                         None


Committees


                  The Company's Board of Directors has created an audit committee whose members consist of Messrs. Stauder and Moser, both of whom are independent. The primary functions of the audit committee are to recommend to the Board of Directors the independent accountants to be retained to perform the annual audit of the Fund, to review the results of the audits, to review the Fund's internal controls and to review certain other matters relating to the Fund's accountants and financial records. The Company's Board of Directors has no other committees. The Company's Audit Committee met twice during the fiscal year ended September 30, 2007.


Compensation


                  For the fiscal year ending September 30, 2007 the Fund's standard method of compensating directors is to pay each director who is not an interested person of the Company a fee of $2,000 for each meeting of the Board of Directors attended, and a $1,000 annual retainer for members of the Audit Committee.

                  The table below sets forth the compensation paid by the Fund to each of the directors of the Company during the fiscal year ended September 30, 2007:


                               COMPENSATION TABLE



                                                        Pension or
                                                        Retirement
                                  Aggregate          Benefits Accrued                                  Total
                                 Compensation           As Part of         Estimated Annual         Compensation
                                     From                Company             Benefits Upon     from the Fund Paid to
       Name of Person              the Fund              Expenses             Retirement             Directors
       --------------              --------              --------             ----------             ---------

                               Interested Director

Frederick L. Reynolds                 $0                    $0                    $0                     $0

                              Independent Directors

Dennis N. Moser                     $5,500                  $0                    $0                   $5,500

Robert E. Stauder                   $5,500                  $0                    $0                   $5,500



Code of Ethics


                  The Company and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund .


Proxy Voting


                  The Fund votes proxies in accordance with the Adviser's proxy voting policy. The Adviser generally follows the so-called "Wall Street Rule" (i.e. it votes as management recommends or sells the stock prior to the meeting). In the event that a vote presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will disclose the conflict to the Board of Directors and offer the Board of Directors the opportunity to instruct the Adviser in voting the securities. Although the Fund attempts to vote all proxies they receive, there will be instances when they do not receive proxies in sufficient time to vote their shares.

                  Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund's website at http://www.reynoldsfunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS


                  Set forth below are the names and addresses of all holders of the Fund's shares who as of December 31, 2007 beneficially owned more than 5% of the Fund's then outstanding shares, as well as the number of shares of the Fund beneficially owned by all officers and directors of the Company as a group. All shares identified as owned by Charles Schwab & Co., Inc. and National Financial Services Corporation are owned of record only.




                  Name and Address
                 of Beneficial Owner                          Number of Shares                Percent of Class

Charles Schwab & Co., Inc.                                            113,555                       14.59%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corporation                                62,729                        8.06%
1 World Financial Center
200 Liberty Street
New York, NY  10281-1003

Officers and Directors as a Group                                       3,552                        0.46%
  (4 Persons)


             INVESTMENT ADVISER, PORTFOLIO MANAGER AND ADMINISTRATOR

Investment Adviser


                  The Adviser to the Fund is Reynolds Capital Management (Frederick L. Reynolds, sole proprietor). Pursuant to investment advisory agreement entered into between the Fund and the Adviser (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Fund may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund, bears all sales and promotional expenses of the Fund, other than payments made by the Fund pursuant to the distribution plan adopted pursuant to Rule 12b-1 under the Act and expenses incurred in complying with laws regulating the issue or sale of securities, and pays salaries and fees of all officers and directors of the Company (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives from the Fund a monthly fee of 1/12 of 1.0% (1.0% per annum) of the Fund's daily net assets.


                  The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage." None of the directors who are independent, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.



                  The Fund pays all of its own expenses, including, without limitation, the cost of preparing and printing its registration statement required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing shareholders, reports to shareholders, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Fund's assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, registrars and stock transfer agents.

                  The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including investment advisory fees and administration fees but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2%. As of the date hereof, no such state law provision was applicable to the Fund. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.

                  During each of the fiscal years ended September 30, 2007, 2006 and 2005, the investment advisory fees payable by the Fund and related fee waivers and reimbursements were as follows:





                                                  Fees
Fiscal Year End              Total Fees           Waived           Fees Retained           Reimbursements
---------------              ----------           ------           -------------           --------------

     2007                     $310,901              $0                $310,901                $70,714
     2006                     $466,968              $0                $466,968                   $0
     2005                     $694,884              $0                $694,884                   $0



                  The Advisory Agreement between the Adviser and the Fund will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The

Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the shares of the Fund, by providing 60 days prior written notice to the Adviser, and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned.

                  The Advisory Agreement provides that the Adviser shall not be liable to the Fund or the Company's shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.


Portfolio Manager


                  The sole investment adviser to the Fund is Reynolds Capital Management. The portfolio manager to the Fund may have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2007.





                                   Number of Other Accounts Managed             Number of Accounts and Total Assets for
                                   and Total Assets by Account Type             Which Advisory Fee is Performance-Based
                                   --------------------------------             ---------------------------------------
                              Registered     Other Pooled                     Registered      Other Pooled
         Name of              Investment      Investment                      Investment       Investment        Other
    Portfolio Manager         Companies        Vehicles      Other Accounts    Companies        Vehicles        Accounts
    -----------------         ---------        --------            --------    ---------        --------        --------

Frederick L. Reynolds             --              --               5              --               --              --

                                 $--              $--          $8,902,052         $--             $--             $--



                  The portfolio manager is often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio manager (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.

                  The portfolio manager is compensated in various forms. The following table outlines the forms of compensation paid to the portfolio manager as of December 31, 2007.




                                                                                  Method Used to Determine Compensation
          Name of                    Form of                 Source of            (Including Any Differences in Method
     Portfolio Manager             Compensation             Compensation                 Between Account Types)
     -----------------             ------------             ------------                 ----------------------

Frederick L. Reynolds            Sole Proprietor          Reynolds Capital      Mr.  Reynolds is the sole  proprietor  of
                                                             Management         the Adviser,  and the net earnings of the
                                                                                Adviser comprise his compensation.



                  The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of December 31, 2007.



            Name of                          Dollar Range of
       Portfolio Manager              Equity Securities of the Fund
       -----------------              -----------------------------

     Frederick L. Reynolds                  $100,001-$500,000


Administrator


                  The administrator to the Fund is Fiduciary Management, Inc. (the "Administrator"), 100 East Wisconsin Avenue, Suite 2200 Milwaukee, Wisconsin 53202. As administrator, the Administrator prepares and maintains the books, accounts and other documents required by the Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements and excise tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial and accounting records and generally assists in all aspects of the Fund's operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the administration agreement. For the foregoing, the Administrator receives from the Fund a monthly fee of 1/12 of 0.2% (0.2% per annum) on the first $30,000,000 of the daily net assets of the Fund and 1/12 of 0.1% (0.1% per annum) on the daily net assets of the Fund in excess of $30,000,000. In addition the Administrator also charges the Fund varying fees for Blue Sky filing services.

                  The administration agreement entered into between the Fund and the Administrator (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company upon the giving of ninety (90) days written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days written notice to the Fund. During the fiscal years ended September 30, 2007, 2006 and 2005, the Fund paid the Administrator $64,652, $81,168 and $102,192, respectively, pursuant to its Administration Agreement.

                  The Administration Agreement provides that the Administrator shall not be liable to the Fund or the Company's shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Administration Agreement also provides that the Administrator and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.


                        DETERMINATION OF NET ASSET VALUE


                  The net asset value of the Fund normally will be determined (except as otherwise noted in the succeeding paragraph) as of the close of regular trading (currently 4:00 P.M. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays fall on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

                  The per share net asset value of the Fund is determined by dividing the total value of the Fund's net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time.

                  In calculating the net asset value of the Fund, securities that are listed on a national securities exchange (other than The Nasdaq Stock Market, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other securities will generally be valued at the most recent bid price if market quotations are readily available. When market quotations are not readily available or are deemed unreliable, the Adviser values securities and other assets by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors, except that debt securities having maturities of 60 days or less may be valued using the amortized cost method. Demand notes, commercial paper and U. S. Treasury Bills are valued at amortized cost. The Fund values money market instruments that it holds with remaining maturities of 60 days or less at their amortized cost. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which it determines its net asset value per share.


                             DISTRIBUTION OF SHARES


                  The Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plan provides that the Fund adopting it may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Distribution expenses will be authorized by the officers of the Fund as the Fund does not employ a distributor. To the extent any activity financed by the Plan is one which the Fund may finance without a 12b-1 plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

                  The Plan may be terminated by the Fund at any time by a vote of the directors of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Moser and Stauder are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

                  While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Fund will be committed to the discretion of the directors of the Fund who are not interested persons of the Fund. The Board of Directors of the Fund must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Fund. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. During the fiscal year ended September 30, 2007, the Fund incurred distribution costs of $25,205 under the Plan. Of this amount, $3,622 was spent on advertising and promotional expenses, $7,076 was spent on printing and mailing of prospectuses to other than current shareholders, and $14,507 was paid to broker-dealers.

                AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES


                  The Fund offers an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of the Fund on a regular, convenient basis ($50 minimum per transaction). Under the Automatic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account on any date specified by the shareholder each month or calendar quarter and applies the amount to the purchase of the Fund shares. If such date is a weekend or holiday, such purchase is made on the next business day. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). No service fee is currently charged by the Fund for participating in the Automatic Investment Plan. A $25 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account at the time of the automatic transaction. An application to establish the Automatic Investment Plan is included as part of the share purchase application. Shareholders may change the date or amount of investments at any time by writing to or calling U.S. Bancorp Fund Services, LLC at 1-800-773-9665. In the event an investor discontinues participation in the Automatic Investment Plan, the Fund reserves the right to redeem the investor's account involuntarily, by providing 60 days notice, if the account's value is $500 or less.


                  Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts.


                  The Fund offers a telephone purchase option pursuant to which money will be moved from a shareholder's bank account to the shareholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are ACH members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive your order before the close of regular trading on such date. Most transfers are completed within the same business day. The minimum amount that can be transferred by telephone is $100. To preserve flexibility, the Fund may revise or remove the ability to purchase shares by telephone or may charge a fee for such services, although currently the Fund does not expect to charge a fee.


                           SYSTEMATIC WITHDRAWAL PLAN


                  To accommodate the current cash needs of shareholders, the Fund offers a Systematic Withdrawal Plan. A shareholder who owns shares of the Fund worth at least $10,000 at the current net asset value may, by completing an application included as part of the purchase application, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the shareholder at regular intervals. To establish the Systematic Withdrawal Plan, the shareholder deposits shares of the Fund with the Company and appoints it as agent to effect redemptions of shares of the Fund held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the shareholder out of the account. The Systematic Withdrawal Plan does not apply to shares of the Fund held in individual retirement accounts or in retirement plans.

                  The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made monthly or quarterly on any day a shareholder chooses. If that day is a weekend or holiday, such redemption will be made on the next business day. When participating in the Systematic Withdrawal Plan, all income dividends and capital gains distributions payable by the Fund on shares held in such account should be reinvested in additional shares of the Fund, at net asset value. The shareholder may deposit additional Fund shares in his account at any time.

                  Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.


                  The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC in writing prior to the fifteenth day of the month preceding the next payment. Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts.

                              REDEMPTION OF SHARES


                  The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.


                        ALLOCATION OF PORTFOLIO BROKERAGE


                  Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price (i.e., the price after giving effect to commissions, if any). Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

                  In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as computer software and hardware, internet access, securities pricing, general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.

                  Brokerage commissions paid by the Fund are set forth below:

Fiscal Year End   Brokerage Commission Paid  Total Market Value of Transactions
---------------   -------------------------  ----------------------------------
      2007                 $48,070                      $121,025,868
      2006                $158,384                      $236,155,210
      2005                $250,294                      $264,701,205

                  Of the brokerage commissions paid by the Fund in the fiscal year ended September 30, 2007 all but $46,285 on transactions of $120,680,765 were paid to brokers who provided research services to the Adviser.


                                    CUSTODIAN


                  U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Fund. As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, WI 53202 acts as the Fund's transfer agent and dividend disbursing agent.

                                      TAXES


                  The Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). The Fund has so qualified in each of its fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

                  As of September 30, 2007, the Fund had $92,540,590 of net capital loss carryovers expiring in varying amounts through 2013. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

                  The Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from the Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from the Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of the Fund. A portion of the income distributions of the Fund may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

                  Any dividend or capital gains distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.


                  Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.


                  The Fund may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to state and local taxes. Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in the Fund.


                                CAPITAL STRUCTURE


                  The Company's authorized capital consists of 760,000,000 shares of Common Stock, $.01 par value, of which 40,000,000 shares have been allocated to the Fund and 720,000,000 shares are unallocated. Each share outstanding entitles the holder to one vote.

                  The shares of the Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of the Fund, together with all income, earnings, profits and proceeds thereof, belong to the Fund and are charged with the liabilities in respect to the Fund. The net asset value per share of the Fund is based on the assets belonging to the Fund less the liabilities charged to the Fund, and dividends are paid on shares of the Fund only out of lawfully available assets belonging to the Fund. In the event of liquidation or dissolution of the Company, the shareholders of the Fund will be entitled, out of the assets of the Company available for distribution, to the assets belonging to the Fund.

                  There are no conversion or sinking fund provisions applicable to the shares of the Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently, the holders of more than 50% of the Company's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

                  The shares of the Fund are redeemable and are transferable. All shares issued and sold by the Company will be fully paid and nonassessable. Fractional shares of the Fund entitle the holder to the same rights as whole shares of the Fund.

                  The Company will not issue certificates evidencing the Fund's shares. Each shareholder's account will be credited with the number of shares purchased, relieving such shareholder of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares of the Fund.


                              SHAREHOLDER MEETINGS

                  The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting of shareholders in any year in which the election of directors is not required to be acted on by shareholders under the Act.

                  The Company's Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


                  PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, currently serves as the independent registered public accounting firm for the Fund and has so served since the fiscal year ended September 30, 1989. As such, PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Fund.


                        DESCRIPTION OF SECURITIES RATINGS


                  The Fund may invest in publicly-distributed debt securities assigned one of the highest two (2) ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). The Fund may also invest in commercial paper and commercial paper master notes rated A-1 by Standard & Poor's or Prime-1 by Moody's. A brief description of the ratings symbols and their meanings follows.


                  Standard & Poor's Corporation Bond Ratings. A Standard & Poor's corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

                  I. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                  II. Nature of and provisions of the obligation; and

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

                  AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  Moody's Investors Service, Inc. Bond Ratings. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

                  Moody's Investors Service, Inc Commercial Paper. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  Leading market positions in well-established industries.

                  High rates of return on funds employed.

                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.